EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Plasma Innovative Inc. (the “Company”) on Form 10-K for the year ended August 31, 2023 (the “Report”), I, Zhi Yang, Chief Executive Officer and Chief Financial Officer, of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 30, 2023	By:	/s/ Zhi Yang
Zhi Yang
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Accounting Officer)